UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 24, 2010

MWI VETERINARY SUPPLY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51468	02-0620757
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

651 S. Stratford Drive, Suite 100, Meridian, ID   83642
(Address of principal executive offices)   (Zip Code)

(800) 824-3703
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors;

Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On September 24, 2010, the Compensation Committee of the Board of Directors of MWI Veterinary Supply, Inc. (the “Company”) approved the annual base salary and bonus opportunity for each of the members of the executive leadership team for fiscal 2011.  The fiscal 2011 base salary for each of the Company’s named executive officers is as follows:

Named Executive Officer	Title	FY 2011 Base Salary
James F. Cleary	President and Chief Executive Officer	$341,445
Mary Patricia B. Thompson	Senior Vice President of Finance and Administration, Chief Financial Officer	$189,108
Jeffrey J. Danielson	Vice President of Sales	$159,397
John J. Francis	Vice President and General Manager, Specialty Resources Group	$155,825
James S. Hay	Vice President and Chief Information Officer	$141,842

The Compensation Committee also established the maximum bonus opportunity for each of the members of the executive leadership team of the Company.  The maximum bonus opportunity for fiscal 2011 is 110% of base salary for Mr. Cleary, 90% of base salary for Ms. Thompson and 70% of base salary for Messrs. Danielson, Francis and Hay.  Each executive officer will only receive payment of a bonus for fiscal year 2011 if financial performance targets based on the Company’s budget are achieved.

On September 24, 2010, the Compensation Committee also approved grants of restricted stock of 5,000 shares to Mr. Cleary, 3,500 shares to Ms. Thompson and 2,000 shares each to Mr. Danielson, Mr. Francis and Mr. Hay.  All of the grants of restricted stock were 20 percent vested on the date of grant and will vest an additional 20 percent per year over a four year period.

The Compensation Committee also approved stock ownership guidelines for the Company’s executive officers to further align their interests with the interests of the stockholders and further promote the Company’s commitment to sound corporate governance.  The guidelines are determined as a multiple of each executive officer’s annual base salary.  The guideline for the Company’s chief executive officer is five times his annual base salary and for the Company’s chief financial officer is four times her annual base salary.  The guideline for the other executive officers is two times his or her annual base salary.  Any executive officer who is not able to comply with the guidelines on the date they were adopted will be required to comply within five years of the date of the adoption of the guidelines.  The guidelines are re-calculated whenever an executive officer’s base salary changes and as of October 1st of each third year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MWI VETERINARY SUPPLY, INC.

Date: September 28, 2010	By:	/s/ Mary Patricia B. Thompson
Mary Patricia B. Thompson
Senior Vice President of Finance and Administration and Chief Financial Officer